                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

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
Date of Report (Date of earliest event reported):                    October 5, 2000
                                                       --------------------------------------------
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                          NEXTEL COMMUNICATIONS, INC.
             (Exact name of registrant as specified in its charter)

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
            DELAWARE                       0-19656                        36-3939651
  (State or other jurisdiction           (Commission                   (I.R.S. Employer
       of incorporation)                 File Number)                 Identification No.)

              2001 EDMUND HALLEY DRIVE, RESTON, VIRGINIA                         20191
               (Address of principal executive offices)                        (Zip Code)
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
Registrant's telephone number, including area code:                  (703) 433-4000
                                                       --------------------------------------------



--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


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ITEM 5.   OTHER EVENTS.

               NEXTEL REPORTS PRELIMINARY THIRD QUARTER 2000 RESULTS

                      On October 5, 2000, Nextel issued a press release
               announcing certain preliminary financial results and other data for the quarter ended September 30, 2000 as more fully described in the press release, a copy of which is filed as Exhibit 99.1 hereto and which information is incorporated herein by reference.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          (a)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.
               NOT APPLICABLE

          (b)  PRO FORMA FINANCIAL INFORMATION.
               NOT APPLICABLE

          (c)  EXHIBITS.

                   Exhibit No               Exhibit Description
                   ----------               -------------------
                       99.1                 Press Release


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                                SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                NEXTEL COMMUNICATIONS, INC.


Date: October 5, 2000           By: /s/ THOMAS J. SIDMAN
                                  ---------------------------------------------
                                    Thomas J. Sidman
                                    Senior Vice President and General Counsel



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                                 EXHIBIT INDEX

                   Exhibit No       Exhibit Description
                   ----------       -------------------
                       99.1         Press Release